RBC FUNDS TRUST

RBC Money Market Funds

Prime Money Market Fund
U.S. Government Money Market Fund
Tax-Free Money Market Fund

Supplement dated August 25, 2015 to the Prospectus of the RBC Money Market Funds
dated November 26, 2014

This Supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

On page 37 of the Prospectus, the paragraph under the heading “Shareholder Information—Instructions for Selling Shares (Redemptions)–RBC Institutional Class 1 and RBC Institutional Class 2(1)—By Wire” is deleted in its entirety and replaced with the following:

Redemption proceeds may be wired to your pre-identified bank account. A $15 fee is deducted. If your written request is received in good order before the Fund’s NAV calculation time, the Fund will normally wire the money on the same business day, and if the Fund receives your request after the Fund’s NAV calculation time, the Fund will normally wire the money on the next business day, except as described on the next page under “Additional Policies on Selling Shares (Redemptions).” Contact your financial institution about the time of receipt and availability.

Additionally, on page 38 of the Prospectus, the first two paragraphs under the heading “Shareholder Information— Instructions for Selling Shares (Redemptions)–RBC Institutional Class 1 and RBC Institutional Class 2(1)—Additional Policies on Selling Shares (Redemptions)” are deleted in their entirety and replaced with the following:

Additional Policies on Selling Shares (Redemptions). Each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) the SEC has by order permitted such suspension; or (b) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets.

In addition, each Fund may delay redemptions beyond the period set forth above upon the following events: (a) non-routine closure of the Fedwire or applicable Federal Reserve Banks; (b) closure of the NYSE other than for customary weekend and holiday closings or restriction of trading on the NYSE; (c) declaration by the SEC of an emergency or that trading be restricted; or (d) as part of a liquidation of a Fund, for any period during which the Fund has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RBC FUNDS TRUST

RBC Money Market Funds

Prime Money Market Fund
U.S. Government Money Market Fund
Tax-Free Money Market Fund

 Supplement dated August 25, 2015 to the Statement of Additional Information (“SAI”)
dated November 26, 2014

This Supplement provides additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.

On page 11 of the SAI, the second paragraph under the heading “Additional Purchase and Redemption Information—Sales (Redemptions)” is deleted in its entirety and replaced with the following:

Each Fund intends to pay redemption proceeds promptly. If your request for redemption is received in good order before the Fund’s NAV calculation time, the Fund will normally make payment to you in satisfaction thereof on the same business day, and if the Fund receives your request after the Fund’s NAV calculation time, the Fund will normally make payment to you in satisfaction thereof on the next business day, except as described below under “Additional Purchase and Redemption Information—Sales (Redemptions).” In case of emergencies or other unusual circumstances, each Fund may suspend redemptions or postpone payment for more than one business day, as permitted by law. The Funds must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued. Transmissions are made by mail unless an expedited method has been authorized and properly specified in the redemption request. In the case of redemption requests made within 15 days of the date of purchase, the Funds may delay transmission of proceeds until such time as it is certain that unconditional payment has been collected for the purchase of shares being redeemed or 15 days from the date of purchase, whichever occurs first. You can avoid this delay by purchasing shares with a federal fund wire. The Telephone/Fund Web Site Redemption Service may only be used for non-certificated shares held in an open account. The Funds may pay such redemption by wire or check at the Funds’ option and reserve the right to refuse a telephone or fund website redemption request. The Funds may reduce or waive the charge for wiring redemption proceeds in connection with certain accounts. This fee is currently $15, but is subject to change without prior notice.

Additionally, on page 11 of the SAI, the seventh and eighth paragraphs under the heading “Additional Purchase and Redemption Information—Sales (Redemptions)” are deleted in their entirety and replaced with the following:

Each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) the SEC has by order permitted such suspension; or (b) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets. Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust’s responsibilities under the 1940 Act.

Each Fund may delay redemptions beyond the period set forth in the Prospectus upon the following events: (a) non-routine closure of the Fedwire or applicable Federal Reserve Banks; (b) closure of the NYSE other than for customary weekend and holiday closings or restriction of trading on the NYSE; (c) declaration by the SEC of an emergency or that trading be restricted; or (d) as part of a necessary liquidation of the Fund, for any period during which the Fund has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE